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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  July 28, 1999



                             WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                   001-2979             No. 41-0449260
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)          Identification No.)


            420 Montgomery Street, San Francisco, California 94163
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  1-800-411-4932

                                Not applicable

         (Former name or former address, if changed since last report)
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Item 7:  Financial Statements and Exhibits
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         On July 28, 1999, Wells Fargo & Company completed its offering of 6
         5/8% Notes due 2004 in the aggregate principal amount of $1,500,000,000. The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement and the Indenture relating to such offering.

         (c) Exhibits

             1.1 Underwriting Agreement dated July 21, 1999 among Wells Fargo & Company and Credit Suisse First Boston Corporation and
                  Salomon Smith Barney Inc. as Representatives of the Underwriters named therein.

             4.1 Indenture dated as of July 21, 1999 between Wells Fargo & Company and Citibank, N.A.

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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on July 28, 1999.

                             WELLS FARGO & COMPANY



                             By /s/  Les L. Quock
                                ------------------------------------
                                Les L. Quock
                                Senior Vice President and Controller

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